                                                                    Exhibit 10.9

                                                                   June 21, 2004

GS Private Equity Partners 2002 -
Direct Investment Fund, L.P.
32 Old Slip, 21st Floor
New York, NY  10005
Attn:  Kiele Neas

GS Private Equity Partners II -
Direct Investment Fund, L.P.
32 Old Slip, 21st Floor
New York, NY  10005
Attn:  Kiele Neas

GS Private Equity Partners 1999 -
Direct Investment Fund, L.P.
32 Old Slip, 21st Floor
New York, NY  10005
Attn:  Kiele Neas

Ladies and Gentlemen:

This letter will confirm our agreement that, in connection with each of your investments in Micron Holdings, Inc. (the "Company"), each of GS Private Equity Partners 2002 - Direct Investment Fund, L.P., GS Private Equity Partners II - Direct Investment Fund, L.P. and GS Private Equity Partners 1999 - Direct Investment Fund, L.P. (each, an "Investor") will be entitled to the following contractual management rights relating to the Company, Titan Holdings, Inc. ("Titan") and Autocam Corporation ("Autocam") (collectively, the "Management Rights"):

      1. Each Investor shall be entitled to routinely consult with and advise management of the Company, Titan and Autocam and their direct and indirect subsidiaries with respect to operations of the Company, Titan and Autocam and their direct and indirect subsidiaries, including all the business and financial matters of each of them and management's proposed annual operating plans, and management will meet regularly during each year with representatives of each Investor (the "Representatives") at the Company's, Titan's or Autocam's facilities at mutually agreeable times for such consultation and advice, including to review progress in achieving said plans. The Company, Titan and Autocam shall give each Investor

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      reasonable advance written notice of any significant new initiatives or material changes to existing operating plans of the Company, Titan and Autocam and their direct and indirect subsidiaries and shall afford each Investor adequate time to meet with management to consult on such initiatives or changes prior to implementation. The Company, Titan and Autocam and their direct and indirect subsidiaries agree to give due consideration to the advice given and any proposals made by each Investor;

2. Each Investor may inspect all documents, contracts, books, records, personnel, offices and other facilities and properties of the Company, Titan and Autocam and their direct and indirect subsidiaries and, to the extent available to the Company, Titan and Autocam after the use of reasonable efforts to obtain them, the records of their legal advisors and accountants, including the accountants' work papers, and each Investor may make such copies and inspections thereof as such Investor may reasonably request. The Company, Titan and Autocam shall furnish each Investor with such financial and operating data and other information with respect to the business and properties of the Company, Titan and Autocam and their direct and indirect subsidiaries as such Investor may request. The Company, Titan and Autocam and their direct and indirect subsidiaries shall permit the Representatives to discuss their affairs, finances and accounts with, and to make proposals and furnish advice with respect thereto, the principal officers of the Company, Titan and Autocam and their direct and indirect subsidiaries;

3.    The Company shall deliver to each Investor:

      (a) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, consolidated balance sheets of the Company and its direct and indirect subsidiaries as of the end of such period then ended, and consolidated statements of income and cash flows of the Company and its direct and indirect subsidiaries for the period then ended, in each case prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, except as otherwise noted therein and subject to the absence of footnotes and to year-end adjustments;

      (b) as soon as available and in any event within 120 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its direct and indirect subsidiaries as of the end of such year, and consolidated statements of income and cash flows of the Company and its direct and indirect subsidiaries for the year then ended, in each case prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, except as otherwise noted

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            therein, together with an auditor's report thereon of a firm of established national reputation; and

      (c) to the extent the Company or any direct or indirect subsidiary is required by law or pursuant to the terms of any outstanding indebtedness of the Company or any direct or indirect subsidiary to prepare such reports, any annual reports, quarterly reports and other periodic reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 actually prepared by the Company or any direct or indirect subsidiary as soon as available.

      Each Investor agrees, and shall cause each of its Representatives to agree, to hold in confidence and trust and not use or disclose any confidential information provided to or learned by it in connection with the exercise of such Investor's Management Rights under this letter agreement, unless otherwise required by law or unless such confidential information otherwise becomes publicly available or available to it other than through this letter agreement.

      The rights set forth in this letter agreement are intended to satisfy the requirement of contractual management rights for purposes of qualifying each Investor's interest in the Company as a venture capital investment for purposes of the Department of Labor's "plan assets" regulations, and in the event that, after the date hereof, as a result of any change in applicable law or regulation or a judicial or administrative interpretation of applicable law or regulation, it is determined that such Rights are not satisfactory for such purpose, the Company and each Investor shall reasonably cooperate in good faith to agree upon mutually satisfactory management rights which satisfy such regulations.

                            [signature pages follow]

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                                   Very truly yours,

                                   Micron Holdings, Inc.

                                   By: /s/ John C. Kennedy
                                      ----------------------------
                                   Name:
                                         -------------------------
                                   Title:
                                         -------------------------

                                   Titan Holdings, Inc., a Delaware corporation

                                   By: /s/ John C. Kennedy
                                      ----------------------------
                                   Name:
                                         -------------------------
                                   Title:
                                         -------------------------

                                   Autocam Corporation, a Michigan corporation

                                   By: /s/ John C. Kennedy
                                      ----------------------------
                                   Name:
                                         -------------------------
                                   Title:
                                         -------------------------

                           [signature page continues]

AGREED AND ACCEPTED THIS
___ day of June, 2004

GS Private Equity Partners 2002 - Direct Investment Fund, L.P.
By: GS PEP 2002 Direct Investment Advisors, L.L.C., General Partner
By: GSAM Gen-Par, L.L.C., Managing Partner

/s/ Leonard Nero
_______________________
Leonard Nero
Vice President

AGREED AND ACCEPTED THIS
___ day of June, 2004

GS Private Equity Partners II - Direct Investment Fund, L.P.
By: GS PEP II Direct Investment Advisors, L.L.C., General Partner
By: GSAM Gen-Par, L.L.C., Managing Partner

/s/ Leonard Nero
_______________________
Leonard Nero
Vice President

AGREED AND ACCEPTED THIS
___ day of June, 2004

GS Private Equity Partners 1999 - Direct Investment Fund, L.P.
By: GS PEP 1999 Direct Investment Advisors, L.L.C., General Partner
By: GSAM Gen-Par, L.L.C., Managing Partner

/s/ Leonard Nero
_______________________
Leonard Nero
Vice President

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